SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 19, 2002


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

           OREGON                       1-13159                 47-0255140
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                      identification no.)


             ENRON BUILDING
           1400 SMITH STREET
             HOUSTON, TEXAS                                  77002
(Address of principal executive offices)                   (Zip Code)


       Registrants' telephone number, including area code: (713) 853-6161

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ITEM 5.  OTHER EVENTS.

         On April 19, 2002, the Company issued a press release announcing the resignation of Jeffrey McMahon, president and chief operating officer of the Company. A copy of the press release issued by the Company is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)       Exhibits.

         99.1      Press Release, dated as of April 19, 2002.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   ENRON CORP.

Date: April 22, 2002               By: /s/ Stephen F. Cooper
                                       ----------------------------------------
                                       Name: Stephen F. Cooper
                                       Title: Interim Chief Executive Officer
                                              and Chief Restructuring Officer














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                                  EXHIBIT INDEX



EXHIBIT                                DESCRIPTION
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 99.1          -          Press Release, dated as of April 19, 2002.














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